EXHIBIT 99.1

                        QUARTERLY REPORT TO SHAREHOLDERS








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                                                             QUARTERLY
                                                              REPORT









                                                                 NICOLET
                                                             BANKSHARES, INC.
                                                             grounded. growing.



                                    NICOLET
                                  NATIONAL BANK

                              www.nicoletbank.com

                            110 S. Washington Street
                                  PO Box 23900
                            Green Bay, WI 54305-3900

                                2009 Hall Avenue
                              Marinette, WI 54143

                                                             MARCH 31, 2003

                                                   MEMBER
                                                   FDIC


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April 2003

Dear Shareholders:

We are pleased to present our first quarter financial results.

The quarter was marked by continued strong growth in assets and increasing profitability. Nicolet National Bank grew to $284 million in assets and reflected a profit of $243,000 after-tax for the quarter. Pre-tax profit was $372,000 for the first quarter of 2003. This compares to a pre-tax profit of $226,000 for the previous quarter and to a loss of $153,000 during the first quarter of 2002.

Growing profitability is attributable to a number of factors. Continued growth has enabled Nicolet to drive greater revenue over our existing investment in people and delivery. Our investments in the Marinette Office and Trust Department have become profit contributors. We continue to exhibit very strong non-interest income particularly from secondary market mortgage originations.

We are pleased with the results for the first quarter. The results reflect the markets acceptance of the Nicolet approach to financial services. We expect to continue to take advantage of the opportunities for profitable growth in market share.

We look forward to seeing you in the Bank.

Sincerely,

/s/  Robert B. Atwell

Robert B. Atwell
President & CEO


ASSETS (dollar amount in thousands)
-------------------------------------------------------------

Cash and balances due from
 depository institutions. . . . . . . . . . . . . .   10,793
Securities .. . . . . . . . . . . . . . . . . . . .   22,503
Federal funds sold. . . . . . . . . . . . . . . . .    3,929
Loans . . . . . . . . . . . . . . . . . . . . . . .  239,766
  LESS: Allowance for loan losses . . . . . . . . .    2,865
  Net loans.. . . . . . . . . . . . . . . . . . . .  236,901
Premises and fixed assets . . . . . . . . . . . . .    2,409
Other assets. . . . . . . . . . . . . . . . . . . .    6,613
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . .  283,148

LIABILITIES
-------------------------------------------------------------

Deposits
  Non-interest-bearing. . . . . . . . . . . . . . .   22,992
  Interest-bearing. . . . . . . . . . . . . . . . .  218,271
Total Deposits. . . . . . . . . . . . . . . . . . .  241,263
Federal funds purchased and securities sold under
 agreements to repurchase . . . . . . . . . . . . .    8,666
Other liabilities . . . . . . . . . . . . . . . . .    1,589
TOTAL LIABILITIES . . . . . . . . . . . . . . . . .  251,518


EQUITY CAPITAL
-------------------------------------------------------------

Common Stock. . . . . . . . . . . . . . . . . . . .       29
Surplus . . . . . . . . . . . . . . . . . . . . . .   32,063
Retained earnings . . . . . . . . . . . . . . . . .     (811)
Accumulated other comprehensive income. . . . . . .      349
TOTAL EQUITY CAPITAL. . . . . . . . . . . . . . . .   31,630
TOTAL LIABILITIES AND CAPITAL . . . . . . . . . . .  283,148


INCOME STATEMENT (dollar amount in thousands)
-------------------------------------------------------------

Interest Income . . . . . . . . . . . . . . . . . .    3,431

Interest Expense. . . . . . . . . . . . . . . . . .    1,781

Net interest Income . . . . . . . . . . . . . . . .    1,650

Provision for Loan and Lease Losses . . . . . . . .      448

Non-interest income
   Income from fiduciary activities . . . . . . . .      112
   Service charges on deposit accounts. . . . . . .       99
   Other non-interest income. . . . . . . . . . . .      459
   Total non-interest income. . . . . . . . . . . .      670

Non-interest expense
   Salaries and employee benefits . . . . . . . . .      801
   Other non-interest expense . . . . . . . . . . .      699
   Total non-interest expense . . . . . . . . . . .    1,500

Income (loss) before taxes. . . . . . . . . . . . .      372

Income Taxes. . . . . . . . . . . . . . . . . . . .      129

Net Income. . . . . . . . . . . . . . . . . . . . .      243


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